UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2021 (November 24, 2021)

GROWTH CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, 16th Floor

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-895-3500

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Units, each consisting of one share of Class A common stock and one-half of one Redeemable Warrant	GCACU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	GCAC	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	GCACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on August 4, 2021, Growth Capital Acquisition Corp., a Delaware corporation (“GCAC”), and GCAC Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of GCAC (“Merger Sub”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with Cepton Technologies, Inc., a Delaware Corporation (“Cepton”). Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Transactions”), Merger Sub will merge with and into Cepton (the “Merger”) with Cepton continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of GCAC.

On November 24, 2021, GCAC and Cepton entered into a Purchase Agreement (the “Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which Lincoln Park has agreed to purchase from GCAC up to $100,000,000 of GCAC common stock (subject to certain limitations contained in the Purchase Agreement) from time to time over a 36-month period. In connection with the Purchase Agreement, GCAC and Cepton also entered into a registration rights agreement with Lincoln Park (the “Lincoln Park Registration Rights Agreement”) whereby GCAC has agreed to file with the U.S. Securities and Exchange Commission (the “SEC”) within thirty (30) days following the consummation of the Merger, a new registration statement covering the shares of GCAC common stock that may be issued to Lincoln Park under the Purchase Agreement.

After (i) the consummation of the Merger and (ii) upon the satisfaction of certain other conditions set forth in the Purchase Agreement (the “Commencement Date”), GCAC shall have the right, but not the obligation, from time to time to direct Lincoln Park to purchase shares of GCAC common stock having a value of up to $500,000 on any business day (the “Purchase Date”), which may be increased to up to $1,000,000 depending on certain conditions as set forth in the Purchase Agreement (and subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction as provided in the Purchase Agreement) (each, a “Regular Purchase”). The purchase price per share for a Regular Purchase will be the lower of: (i) the lowest trading price for shares of GCAC common stock on the applicable Purchase Date and (ii) the average of the three lowest closing sale prices for GCAC common stock during the ten consecutive business days ending on the business day immediately preceding such Purchase Date. The purchase price per share will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, forward or reverse stock split, or other similar transaction occurring during the business days used to compute such price.

From and after the Commencement Date, GCAC shall also have the right, but not the obligation, to direct Lincoln Park on each Purchase Date to make “accelerated purchases” on the following business day (the “Accelerated Purchase Date”) up to the lesser of (i) 300% of the number of shares purchased pursuant to a Regular Purchase or (ii) 30% of the trading volume on Accelerated Purchase Date (during a time period specified in the Purchase Agreement) at a purchase price equal to the lesser of 95% of (x) the closing sale price of GCAC’s common stock on the Accelerated Purchase Date and (y) of the volume weighted average price of GCAC’s common stock on the Accelerated Purchase Date (during a time period specified in the Purchase Agreement) (each, an “Accelerated Purchase”). GCAC shall have the right in its sole discretion to set a minimum price threshold for each Accelerated Purchase in the notice provided with respect to such Accelerated Purchase and GCAC may direct multiple Accelerated Purchases in a day provided that delivery of shares has been completed with respect to any prior Regular and Accelerated Purchases that Lincoln Park has purchased.

In consideration for entering into the Purchase Agreement, GCAC will issue to Lincoln Park 50,000 shares of GCAC common stock as a commitment fee on the date of the closing of the Merger. GCAC is also obligated to issue up to an additional 150,000 shares of GCAC common stock as a commitment fee 180 days after the date of the closing of the Merger (such shares, collectively, the “Commitment Shares”).

The Purchase Agreement may be terminated by GCAC at any time after the Commencement Date, at its sole discretion, without any cost or penalty, by giving one business day notice to Lincoln Park to terminate the Purchase Agreement.

Actual sales of shares of common stock to Lincoln Park under the Purchase Agreement will depend on a variety of factors to be determined by GCAC from time to time, including (among others) market conditions, the trading price of GCAC common stock and determinations by GCAC as to available and appropriate sources of funding for GCAC and its operations. The Purchase Agreement prohibits GCAC from issuing or selling and Lincoln Park from acquiring any shares of GCAC common stock if those shares of GCAC common stock, when aggregated with all other shares of GCAC common stock then beneficially owned by Lincoln Park and its affiliates, would result in Lincoln Park having beneficial ownership of more than 9.99% of the then issued and outstanding shares of GCAC common stock.

The Purchase Agreement contains customary representations, warranties, covenants, closing conditions and indemnification provisions by, among and for the benefit of the parties. Lincoln Park has agreed that neither it nor any of its agent, representatives or affiliates will enter into or effect, directly or indirectly a short selling or hedging, which establishes a net short position with respect to the GCAC common stock. There are no limitations on the use of proceeds, financial or business covenants, restrictions on future financings (other than restrictions on GCAC’s ability to enter into a similar type of agreement or Equity Line of Credit during the Term, excluding an At-The-Market transaction with a registered broker-dealer), rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement.

The issuance of the shares pursuant to the Purchase Agreement is expected to be undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2).

The Purchase Agreement and the Lincoln Park Registration Rights Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and the Lincoln Park Registration Rights Agreement and the transactions contemplated thereby are qualified in their entirety by reference to such Exhibits.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On November 26, 2021, Cepton issued a press release (the “Press Release”) announcing that Cepton and GCAC entered into the Purchase Agreement with Lincoln Park.

A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Press Release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Cepton and GCAC and the Transactions, and the parties’ perspectives and expectations, are forward-looking statements. Such forward-looking statements, including expectations regarding the closing of the proposed business combination and the utility of the Purchase Agreement, reflect Cepton’s or GCAC’s current expectations or beliefs concerning future events and actual events may differ materially from current expectations. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “designed to” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Any such forward-looking statements are subject to various risks and uncertainties, including the inability of the parties to successfully or timely consummate the proposed business combination, and the risk that the transaction is subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or the Purchase Agreement. If any of these risks materialize or any of GCAC’s or Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Cepton and GCAC do not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should carefully consider the risk factors and uncertainties described in “Risk Factors,” “GCAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cepton’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Forward-Looking Statements” and the additional risks described in the Registration Statement on Form S-4 (as may be further amended, the “Registration Statement”) filed by GCAC with the SEC on September 8, 2021 and other documents filed by Cepton and GCAC and other documents filed by Cepton and GCAC from time to time with the SEC. Further, since the Registration Statement has not been declared effective by the SEC, the final proxy statement/consent solicitation statement/prospectus forming a part of the Registration Statement may contain additional risks, which may be material.

Additional Information and Where to Find It

GCAC has filed with the SEC the Registration Statement, which contains information about the proposed transaction and the respective businesses of Cepton and GCAC. GCAC will mail a final prospectus and definitive proxy statement and other relevant documents after the SEC completes its review. GCAC stockholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about GCAC, Cepton and the proposed transaction. The final prospectus and definitive proxy statement will be mailed to stockholders of GCAC as of a record date to be established for voting on the proposed transaction. Stockholders of GCAC will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about GCAC, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and GCAC’s other filings with the SEC can also be obtained, without charge, by directing a request to: Growth Capital Acquisition Corp., 300 Park Avenue, 16th Floor, New York, NY 10022. Additionally, all documents filed with the SEC can be found on GCAC’s website, www.gcaccorp.com.

Participants in the Solicitation

Cepton and GCAC and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. GCAC stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of GCAC in GCAC’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021, which was filed with the SEC on July 19, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from GCAC’s stockholders in connection with the proposed business combination will be included in the definitive proxy statement/prospectus that GCAC intends to file with the SEC.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Purchase Agreement, dated as of November 24, 2021, by and among GCAC, Cepton and Lincoln Park.
10.2	Registration Rights Agreement, dated as of November 24, 2021, by and among GCAC, Cepton and Lincoln Park.
99.1	Press Release of Cepton Technologies, Inc., dated November 26, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWTH CAPITAL ACQUISITION CORP.

	By:	/s/ George Syllantavos
		Name:	George Syllantavos
		Title:	Co-Chief Executive Officer

Dated: November 26, 2021